    As filed with the Securities and Exchange Commission on August   , 2001
                                                       Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------
                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)

                                 GBB Capital V
           (Exact name of co-registrant as specified in its charter)

                                ----------------

                   California                                        Delaware
        (State or other jurisdiction of                  (State or other jurisdiction of
         incorporation or organization)                   incorporation or organization)
                   77-0387041                                       77-0575138
      (I.R.S. Employer Identification No.)             (I.R.S. Employer Identification No.)
            2860 West Bayshore Road                          2860 West Bayshore Road
          Palo Alto, California 94303                      Palo Alto, California 94303
                 (650) 813-8200                                   (650) 813-8200
  (Address, including zip code, and telephone      (Address, including zip code, and telephone
               number, including                                number, including
 area code, of registrant's principal executive      area code, of co-registrant's principal
                    office)                                     executive office)

                                LINDA M. IANNONE
                                General Counsel
                              Greater Bay Bancorp
                            2860 West Bayshore Road
                          Palo Alto, California 94303
                                 (650) 813-8200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------
                                   Copies to:

          WILLIAM T. QUICKSILVER, ESQ.                          LEE MEYERSON, ESQ.
         Manatt, Phelps & Phillips, LLP                        DANIEL CLIVNER, ESQ.
          11355 West Olympic Boulevard                      Simpson Thacher & Bartlett
         Los Angeles, California 90064                 10 Universal City Plaza, Suite 1850
           Telephone: (310) 312-4000                      Los Angeles, California 91608
                                                            Telephone: (818) 755-7000

                                ----------------
   Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-65772 and 333-65772-01

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                       Proposed
                                                       Maximum      Proposed Maximum   Amount of
     Title of Each Class of          Amount to be   Offering Price Aggregate Offering Registration
   Securities to be Registered     Registered(1)(6)  Per Unit(2)         price           fee(6)
--------------------------------------------------------------------------------------------------
Capital Securities of GBB Capital
 V............................. .   690,000 shares       $25          $17,250,000      $4,312.50
--------------------------------------------------------------------------------------------------
Junior Subordinated Debentures of
 Greater Bay Bancorp(3)..........              --        --                   --             --
--------------------------------------------------------------------------------------------------
Guarantee of Greater Bay Bancorp
 with respect to Capital Securi-
 ties(4).........................              --        --                   --             --
--------------------------------------------------------------------------------------------------
Total(5).........................   690,000 shares       $25          $17,250,000      $4,312.50
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1) Includes 90,000 shares subject to the underwriters' over-allotment options.
(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.
(3) The junior subordinated debentures will be purchased by GBB Capital V in exchange for the capital securities. These securities may later be distributed for no additional consideration to the holders of the capital securities of GBB Capital V under specific circumstances.
(4) No separate consideration will be received for the Greater Bay Bancorp guarantee.
(5) This Registration Statement is deemed to cover the junior subordinated debentures of Greater Bay Bancorp, the rights of holders of junior subordinated debentures of Greater Bay Bancorp under the indenture, the rights of holders of capital securities of GBB Capital V under the trust agreement and the rights of holders of the capital securities under the guarantee agreement entered into by Greater Bay Bancorp and specific backup undertakings as described herein. which taken together, fully, irrevocable and unconditionally guarantee all of the obligations of GBB Capital V under the capital securities.
(6) The Registrants previously registered an aggregate of $86,250,000 worth of capital securities on a Registration Statement of Form S-3 (Registration Number 333-65772 and 333-65772-01), for which a filing fee of $21,562.50 was paid upon the filing of such Registration Statement. The Registrants have instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission. The Registrant will not revoke such instruction, and they have sufficient funds in such account to cover the amount of the registration fee.

                               ---------------

     EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as
amended. This Registration Statement relates to the public offering by      of
the Registrants contemplated by the Registration Statement on Form S-3, File Nos. 333-65772 and 333-65772-01, originally filed with the Securities and Exchange Commission on July 25, 2001 (including exhibits thereto), as amended by Amendment No. 1 filed August 3, 2001 (including exhibits thereto), and Amendment No. 2 filed August 6, 2001 (including exhibits thereto), and declared effective on August 14, 2001 (collectively, the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrants have duly caused this Registration Statement on Form S-3 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, California on August 14, 2001.

                                          GREATER BAY BANCORP

                                                 /s/ David L. Kalkbrenner
                                          By: _________________________________
                                                    David L. Kalkbrenner
                                               President and Chief Executive
                                                          Officer

                                          GBB CAPITAL V

                                                   /s/ Steven C. Smith
                                          By: _________________________________
                                                      Steven C. Smith
                                                   Administrative Trustee

                                                  /s/ Shawn E. Saunders
                                          By: _________________________________
                                                     Shawn E. Saunders
                                                   Administrative Trustee

                                                 /s/ Christopher Plummer
                                          By: _________________________________
                                                    Christopher Plummer
                                                   Administrative Trustee

   Pursuant to the requirements of the Securities Act of 1933, as amended this to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                           Title                  Date
             ---------                           -----                  ----

    /s/ David L. Kalkbrenner         President, Chief Executive    August 14, 2001
____________________________________  Officer and Director
        David L. Kalkbrenner          (Principal Executive
                                      Officer)

      /s/ Steven C. Smith            Executive Vice President,     August 14, 2001
____________________________________  Chief Administrative
          Steven C. Smith             Officer and Chief Financial
                                      Officer (Principal
                                      Financial and Accounting
                                      Officer)

                 *                   Director                      August 14, 2001
____________________________________
           John M. Gatto

                 *                   Director                      August 14, 2001
____________________________________
          John J. Hounslow

                 *                   Director                      August 14, 2001
____________________________________
          James E. Jackson

                 *                   Director                      August 14, 2001
____________________________________
         Stanley A. Kangas

                 *                   Director                      August 14, 2001
____________________________________
         Daniel C. Libarle

                 *                   Director                      August 14, 2001
____________________________________
           Rex D. Lindsay

                 *                   Director                      August 14, 2001
____________________________________
          George M. Marcus

                 *                   Director                      August 14, 2001
____________________________________
         Duncan L. Matteson

                 *                   Director                      August 14, 2001
____________________________________
         Linda R. Meier

              Signature                 Title         Date
              ---------                 -----         ----

                  *                   Director   August 14, 2001
 ____________________________________
          Rebecca Q. Morgan

                  *                   Director   August 14, 2001
 ____________________________________
           Glen McLaughlin

                  *                   Director   August 14, 2001
 ____________________________________
           Dick J. Randall

                  *                   Director   August 14, 2001
 ____________________________________
           Donald H. Seiler

                  *                   Director   August 14, 2001
 ____________________________________
          James C. Thompson

 ____________________________________ Director
           Warren R. Thoits

                  *                   Director   August 14, 2001
 ____________________________________
            T. John Whalen

        /s/ Steven C. Smith
 * By:_______________________________
           Steven C. Smith
           Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit
   No.                                 Description
 -------                               -----------
  1.1    Form of Underwriting Agreement**

  4.1    Form of Amended and Restated Declaration of Trust*

  4.2 Form of Indenture between Greater Bay and Wilmington Trust Company, as trustee*

  4.3    Form of Common Securities Certificate of GBB Capital V (filed as
         Exhibit A-2 to Exhibit 4.1 herein)*

  4.4    Form of Capital Securities Certificate of GBB Capital V (filed as
         Exhibit A-1 to Exhibit 4.1 herein)*

  4.5    Form of Junior Subordinated Debenture (filed as Exhibit A to Exhibit
         4.2 herein)*

  4.6    Form of Capital Securities Guarantee Agreement*

  4.7    Form of Common Securities Guarantee Agreement*

  4.8    Amended and Restated Declaration of Trust of GBB Capital VI dated July
         16, 2001*

  4.9 Indenture dated as of July 16, 2001 between Greater Bay Bancorp and the Bank of New York as trustee*

  4.10   Guarantee Agreement, dated as of July 16, 2001 between Greater Bay
         Bancorp and the Bank of New York as trustee*

  5.1    Opinion of Linda M. Iannone (including her consent)

  5.2 Opinion of Richards, Layton & Finger, P.A. (including the consent of that firm)

  8.1 Opinion of Manatt, Phelps & Phillips, LLP, counsel to Greater Bay, as to certain federal income tax matters (including the consent of that firm)

 12.1    Computation of Ratio of Earnings to Fixed Charges*

 23.1    Consent of Linda M. Iannone (included as part of Exhibit 5.1)

 23.2    Consent of Richards, Layton & Finger, P.A. (included as part of
         Exhibit 5.2)

 23.3    Consent of Manatt, Phelps & Phillips, LLP (included as part of Exhibit
         8.1)

 23.4    Consent of PricewaterhouseCoopers LLP

 24.2    Power of Attorney (included in the signature page of the Registration
         Statement on Form S-3 (Registration Nos. 333-65772 and 333-65772-01) and incorporated herein by reference)*

 25.1 Form T-1 Statement of Eligibility of Wilmington Trust company to act as trustee for the capital securities of GBB Capital V*

 25.2 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee for the junior subordinated debentures of Greater Bay*

 25.3 Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee for the Capital Securities Guarantee Agreement*

--------
 * Previously filed as an exhibit to the Registration Statement on Form S-3 (Registration Nos. 333-65772 and 333-65772-01) filed with the SEC on July 25, 2001.
** Previously filed as an exhibit to the Amendment No. 1 to the Registration
   Statement on Form S-3 (Registration Nos. 333-65772 and 333-65772-01) filed with the SEC on August 3, 2001.